UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	RFL	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 4, 2023, the Board of Directors of Rafael Holdings, Inc. (the “Company”) determined, in light of the Company’s previously disclosed change of focus, and Patrick Fabbio’s desire to pursue other professional opportunities, by mutual decision, that, effective January 27, 2023, Mr. Fabbio, the current Chief Financial Officer of the Company, would be departing the Company.

(c) On January 4, 2023, the Board of Directors of the Company elected David Polinsky, the Company’s current Chief of Staff, as the Company’s Chief Financial Officer, effective January 28, 2023. From such date, Mr. Polinsky will no longer serve in his role as Chief of Staff.

Mr. Polinsky, age 51, has served as the Company’s Chief of Staff since September 2021 and previously served as Chief Financial Officer of the Company from December 2017 through September 2021. Mr. Polinsky co-founded Cornerstone Pharmaceuticals and served as its Vice President, General Counsel and Corporate Secretary from 2002-2018 and as its President, General Counsel and Secretary from 2016 through March 2018. He also served on Cornerstone Pharmaceutical’s Board from 2002 until 2014. Mr. Polinsky is a member of the board of Innovative Food Holdings Inc (OTC: IVFH). Previously, he served as Vice President and General Counsel for a New York-based real estate focused investment and management company, Square Management Corp., leading the investment analysis in and management of residential, office, retail and development properties. Previously and in partnership with the Honorable Edward I. Koch, former Mayor of New York City, Mr. Polinsky founded and served as CEO of a company that licensed and developed TheLaw.com. Mr. Polinsky earned his Juris Doctorate from Fordham University School of Law in 1996 and his Bachelor of Arts from Yeshiva University in 1993. Mr. Polinsky also earned the CFA Institute’s Investment Foundations certificate in 2017, a certificate from MIT Sloan School of Management in Mastering Negotiation and Influence in 2021, and a certificate in 2022 from Columbia Business School in Blockchain in Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
Name: William Conkling
Title: Chief Executive Officer

Dated: January 5, 2023

2